UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Endeavor Group Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDEAVOR GROUP HOLDINGS, INC. 9601 WILSHIRE BOULEVARD, 3RD FLOOR BEVERLY HILLS, CALIFORNIA 90210 D77813-P68453	Your Vote Counts! ENDEAVOR GROUP HOLDINGS, INC. 2022 Annual Meeting Vote by June 12, 2022 11:59 PM ET

You invested in ENDEAVOR GROUP HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a	Vote Virtually at the Meeting* June 13, 2022 4:30 p.m. Eastern Time
control number	Virtually at: www.virtualshareholdermeeting.com/EDR2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Governing Body Recommends
1.	Election of Directors
Nominees:
	01)	Stephen Evans	For
	02)	Fawn Weaver
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.		For
3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.		For
4.	Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.		Years
Note: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D77814-P68453